EXHIBIT 32.2

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

I, Edward W. Martin, III, Chief Financial Officer and Treasurer of American Casino & Entertainment Properties LLC (the “Company”), hereby certify that, to the best of my knowledge, on the date hereof:

(a)
the Quarterly Report on Form 10-Q of the Company for the three months ended September 30, 2010 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ EDWARD W. MARTIN, III
Edward W. Martin, III
Chief Financial Officer and Treasurer of
American Casino & Entertainment Properties LLC

Date: November 12, 2010